Voyageur Mutual Funds III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information
dated February 25, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the Fund will change its benchmark index from the Russell 3000 Growth Index to the Russell 1000 Growth Index.

Upon the Effective Date, the following will replace the first paragraph of the section of the Fund’s prospectus entitled “Fund summary – Delaware Select Growth Fund – What are the Fund’s principal investment strategies?”:

The Fund invests primarily in common stocks of companies that its Manager believes have long-term capital appreciation potential and are expected to grow faster than the US economy. The Manager will primarily invest in large- and medium-sized companies.

Upon the Effective Date, the following will replace the fifth and sixth paragraphs of the section of the Fund’s prospectus entitled “Fund summary – Delaware Select Growth Fund – What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund generally holds 35 to 50 stocks, although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Manager typically invests in a mix of different stocks, representing a wide array of industries and a mix of large- and medium-sized companies.

Upon the Effective Date, the following will replace the second paragraph of the section of the Fund’s prospectus entitled "How we manage the Fund – Our principal investment strategies":

Delaware Select Growth Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks of large- and medium-sized companies that address large market opportunities.

Upon the Effective Date, the following will replace the sixth and seventh paragraphs of the section of the Fund’s prospectus entitled "How we manage the Fund – Our principal investment strategies":

Under normal circumstances, the Fund generally holds 35 to 50 stocks, although from time to time the Fund may hold more or fewer names depending on the Manager's assessment of the investment opportunities available.

The Manager typically invests in a mix of different stocks, representing a wide array of industries and a mix of large- and medium-sized companies.

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The Securities in which the Fund typically invests – Foreign securities and American depositary receipts (ADRs)":

Foreign securities are securities of issuers which are classified by index providers, or by an investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. ADRs are typically issued by a US bank and represent the bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on US securities exchanges in the same way as other US securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: The Fund may invest up to 25% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs.

Upon the Effective Date, the following will replace the information in the section of the Fund’s prospectus entitled "How we manage the Fund – The risks of investing in the Fund – Foreign risk":

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Fund limits investments in foreign securities to 25% of its net assets.

Upon the Effective Date, the following will replace the first paragraph in the section of the Fund’s statement of additional information entitled “Investment Strategies and Risks – Equity Linked Securities”:

The Fund expects to invest in equity linked securities. Equity linked securities may be considered illiquid and are, therefore, subject to the Fund's 15% limitation on illiquid investments. Fund management will evaluate whether a particular equity linked security is subject to the Fund's 25% limitation on foreign securities based on all the facts and circumstances including, but not limited to, the jurisdiction of the counterparty issuing the equity linked security and the location of the exchange on which the equity linked security or the underlying security trades (if applicable). In some instances, investments in equity linked securities may also be subject to the Fund's limitation on investments in investment companies.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.